Exhibit 99.1

Richard Montoni,President & Chief Executive Officer Bruce Caswell,Health Services Segment President & General Manager MAXIMUS Investor Presentation A number of statements being made today will be forward-looking in nature. Such statements are only predictions and actual events or results may differ materially as a result of risks we face, including those discussed in our SEC filings. We encourage you to review the summary of these risks in Exhibit 99.1 to our most recent Form 10-K filed with the SEC. The Company does not assume any obligation to revise or update these forward-looking  statements to reflect subsequent events or circumstances. Barclays Global Healthcare Conference March 12, 2013 Miami 1

2• Economic and demographic factors driving social reforms• Superior positioning for health care & welfare reform• Healthy balance sheet:• $167.1 million in cash at 12/31/2012• Quarterly cash dividend• Opportunistic share buyback program• No long-term debt• Strong Fiscal 2013 forecasted growth:• Revenue growth of 19-24%• EPS growth of 27-33% Established Partner for Government Social Programs Leading Operator of Government Health and Human Services Programs Worldwide Five year, $265M contract extension for Health Insurance British Columbia; runs through March 31, 2020

3 $697.9 719.8 831.7 929.6 1,050.0 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13E $ in Millions $1.31 1.44 1.81 2.25 2.36 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13E $ in EPS Annual Revenue Adjusted Diluted EPS from Continuing Operations * FY 12 EPS tempered by start up of Work Programme contract in the UK. 5-year CAGR: 11.7% 5-year CAGR: 12.8% 5-year CAGR: 11.7% 5-year CAGR: 18.8% $3.00-3.15E Growth, Consistency & Predictability in Earnings $1,250-1,300E *

Core Government Offerings

FY12 Health Services Revenue


64%

What We Do

- Eligibility & enrollment (Medicaid/CHIP)
- Health insurance exchange operations
- Consumer education & managed care plan choice counseling
- Health insurance appeals (Medicare, Medicaid, & other govt. programs)
- Multilingual customer contact centers

How We Get Paid

- Choice rates
- Call volumes & mailings
- Applications & enrollments
- Outreach & field operations support
- Number of program participants
- Number & type of health appeals

FY12 Human Services Revenue


36%

What We Do

- Welfare-to-work case management (help jobseekers find employment)
- Job training & employer networks
- Child support enforcement
- Multilingual in-person case management & customer contact centers

How We Get Paid

- Attachment fees
- Outcome fees
- Sustained employment fees
- Tasks completed
- Fee for service

Average Weighted Contract Life of 4+ Years

Typical Contract Margins of 10-15%

Highly Predictable Revenue

MAXIMUS

4

Helping Government Serve the People®

5 CHIP & Medicaid Managed Care Supply Chain

6 Sources: CBO’s Feb. 2013 Estimate of the Effects of ACA on Health Insurance Coverage (http://cbo.gov/sites/default/files/cbofiles/attachments/43900_ACAInsuranceCoverageEffects.pdf)Centers for Medicare & Medicaid Services, 2011 Actuarial Study (http://www.cms.gov/Research-Statistics-Data-and-Systems/Research/ActuarialStudies/downloads/MedicaidReport2011.pdf)• Medicaid is thecornerstone of ACA• New opportunities created by ACA intersect with MAXIMUS core capabilities Estimated incremental total addressable market: • $500m annually for individual exchanges • $130m to $200m annually for Medicaid expansion • SHOP market opportunity Beneficiaries (in millions) Superior Positioning for Growth from Health Care Reform

7Three Exchange Options for States State operates all activities States have the option to use federal services for:• Premium tax credit & cost sharing reduction• Exemptions• Risk adjustment program• Reinsurance program State Based Exchange State Partnership Exchange State-operated activities:• Plan management• Consumer assistanc • Both States may perform or use federal services for:• Reinsurance program• Medicaid & CHIP eligibility assessment or determination U.S. Dept. of Health & Human Services operated States may use federal services for:• Reinsurance program• Medicaid & CHIP eligibility assessment or determination Federally Facilitated Exchange Many states are expected to transition to a state-based exchange in the future.

8 FY 2012 Revenue FY 2006 Revenue Macro forces compelling governments to rethink social programs, which increases global demand for MMS core competencies. Strategic Global Expansion 86% 14% 74% 26% Int’l Domestic Int’l Domestic

9Global Workforce Services Provider United States• TANF• Ticket to Work Australia• Job Services Australia• Disability Employment Services United Kingdom• Work Programme• Day One Support for Young People Canada• Employment Program of BC Saudi Arabia• Ta’qat Pilot Program Model Programs We deliver outcomes that matter for governments by helping individuals transition from welfare to sustainable employment and economic independence. Other Welfare Reform Initiatives

10 What we look for in a new market:• Extension of core capabilities• Match services with rising social demands in unsustainable programs (welfare reform in UK) • Stable countries, developed economies, democracy, favorable regulatory environment • Australia became the model for outcomes-based performance program structures Cornerstone of Growth Strategy: Land and Expand *Fiscal Year Revenue Australia Example Signed three-year $450 million contract extension for Australia in FY12

11 MMS Value Add: Proven Partner for Government Proven track record operating social programs Deliver outcomes that matter to governments Cost effective Experience working with diverse populations Independent with no conflict of interest Innovative, scalable and flexible Successful operation of performance-driven programs- Local hiring & workforce development- Implementation of government policies- Rapid deployment of operations- Achievement of critical program outcomes Governments value the level of expertise, proven delivery, and brand recognition that MAXIMUS brings to critical safety net programs.

12 Changes in population demographics and increased caseloads Medicaid Shift to Managed Care Health Insurance Exchanges Medicaid Expansion Other International Reform Efforts UK Work Programme (Welfare-to-Work) Health Services Human Services FY 2012 FY 2013 FY 2014 FY 2015 Multi-Year Growth Drivers

13 Capitalizing On Growing Demand Established global leader Positioned for significant growthacross both Segments Strong financial position Experienced management team Poised to Capitalize on Growth Opportunities

14 MAXIMUS Investor Presentation MAXIMUS, Inc. (NYSE: MMS) Barclays Global Healthcare Conference March 12, 2013 For more information, visit www.maximus.com or contact Lisa Miles, Senior VP Investor Relations lisamiles@maximus.com 703.251.8637